SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


     SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), made as of this 11th day of September 1997 and effective as of July 1, 1997, by and between Greg Manning Auctions, Inc., a New York corporation having its principal office at 775 Passaic Avenue, West Caldwell, New Jersey 07006 (the "Company"), and Greg Manning, an individual residing at 5 Hunter's Glen Road, Far Hills, New Jersey 07931 (the "Executive").

     WHEREAS, the Company and the Executive entered into an Employment
Agreement dated as of May 14, 1993, as amended by an amendment effective as of June 30, 1995 (the "Agreement"); and

     WHEREAS, the Company and the Executive desire to amend the Agreement in certain respects;

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, desiring to be legally bound, hereby agree as follows:

     1. Paragraph 1 of the Agreement is hereby amended to extend the term of the Agreement to June 30, 1999 (subject to earlier termination as provided in the Agreement).

     2. Paragraph 3(a) of the Agreement is hereby amended to delete the first sentence thereof and insert in lieu thereof the following:

     (a) For the full, prompt and faithful performance of all of his duties and services hereunder, the Company shall pay the Executive an annual base salary of $210,000 per year for the period of his employment hereunder.

     3. All capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Agreement.

     4. This Amendment shall be effective for all purposes as of July 1, 1997. Except as hereby amended, all the terms and conditions of the Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                           GREG MANNING AUCTIONS, INC.





                              By:  William T. Tully, Jr., Chief Operating
                                   Officer and Executive Vice President



                                   Greg Manning